UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 5/31/2017

OppenheimerFunds®
The Right Way
to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S.
			Index
6-Month	20.22%	13.31%	16.65%
1-Year	13.39	6.87	18.24
5-Year	10.55	9.25	8.39
10-Year	3.53	2.92	1.18

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a cumulative total return of 20.22% during the reporting period. On a relative basis, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 16.65%. The Fund outperformed the Index in eight out of eleven sectors during the reporting period, led by stock selection in the information technology, health care and materials sectors. The primary underperforming sector for the Fund was consumer staples, where stock selection detracted from performance. The Fund experienced slight underperformance in the utilities and telecommunication services sectors. We generally find utilities to be a low growth area of the market and have no investments in the sector. The sector performed positively during the period and our underweight versus the Index hurt relative performance. The Fund underperformed in the telecommunication service sector as a result of stock selection.

With regard to countries, we remind investors that we are fundamental, bottom-up investors who view the world as one marketplace. Our geographic exposure is purely the result of our stock selection and does not reflect any views regarding the general economy of any country. During this reporting period, stocks in Japan and Canada benefited performance, along with an overweight position in France. Detractors included South Korea, South Africa and Italy. South Korea and Italy performed positively for the Index. We did not own any companies there and so we did not participate in that rise. We own a South African-based retailer whose share price pulled back during the reporting period and so the portfolio underperformed the Index in that market.

MARKET OVERVIEW

2016 will be remembered as the year of political surprises, namely Brexit and the election of Donald Trump, defying consensus views and, in the near term, impacting the capital markets and macro environment in ways which were difficult to predict. To start 2017, the investor optimism that had driven market performance after the U.S. presidential election continued over the first quarter of the year. Global equity markets continued to perform positively through the end of the reporting period. During the reporting period, international equities have outperformed their U.S. counterparts, with the Index producing a return of 16.65% and the S&P 500 Index returning 10.81%.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND REVIEW

Top performing holdings for the Fund this reporting period included Infineon Technologies AG, Grifols, S.A. and Temenos Group AG. Infineon Technologies AG, a German semiconductor company, is the dominant provider to the automotive industry. It was for this reason that we added it to the portfolio in late 2014 as part of our investment theme focused on the evolution of the car. The accelerating pace of that evolution has been increasing demand for Infineon’s chips. The company raised their guidance for 2017 earnings during the first quarter of 2017 and the share price rose as a result. Grifols is a plasma product company that benefits from the demographic aging trend as people typically have more medical tests and procedures as they age. Through an acquisition, Grifols has increased its capacity to collect plasma, and is advantaged against smaller competitors. During the reporting period, the share price rose to new highs as the analyst community raised earnings forecasts for the company. Temenos Group is an enterprise software company focused on the banking industry. Modern regulatory requirements and the sheer weight of antiquated IT systems, often a residual of decades of mergers and acquisitions, have been providing a tailwind for the company. Year to date in 2017, the company reported strong first quarter results, including an approximately 20% year-over-year organic growth in licensing revenues.

Detractors from performance included Aryzta AG, Hudson’s Bay Co. and TechnipFMC plc. Aryzta AG is a Swiss-based provider of partially baked goods to casual and fast food restaurants and we have owned it for many years. During 2015, Aryzta acquired Picard, a French frozen food retailer, and has since failed to integrate the acquisition successfully. In our opinion, Aryzta’s management has demonstrated that they do not have the retail channel experience necessary to produce the returns that we require from their acquisition. We exited our position during the reporting period. Hudson’s Bay Co. is a Canadian company that owns the high-end department store chains Hudson’s Bay in Canada, Saks Fifth Avenue and Lord & Taylor in the U.S., and Kaufhof in Germany. We bought the company in 2014 on the thesis that the management could leverage the extremely high property value of its store locations to make the investments necessary to increase the returns on those stores. However, we have come to the conclusion that the probability of Hudson’s Bay being able to accomplish this has fallen significantly. The movement to online shopping in the retail market has accelerated dramatically in the last year, providing much greater headwinds than initially anticipated. We exited the position during the reporting period. TechnipFMC plc declined with the rest of the Energy group. We believe the competitive position of the company has strengthened as a result of its merger with FMC.

STRATEGY & OUTLOOK

We are long-term investors and we have found, time and again, that good earnings

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

tend to drive good performance, although the timing of that depends on market sentiment. Sooner or later though, we believe rationality always prevails. We are also mindful of the fact that European equities have very recently begun to outperform the U.S. market, and we think there is a good probability that could continue. Over the past several years, U.S. equities have outperformed European equities for much longer than ever before in history. Relative valuations have diverged significantly as well. In our opinion, a reversal of this relative performance is increasing in probability every day. Whether in fact we have just witnessed the beginning of it remains to be seen.

We have just passed the 21st anniversary of the Fund’s inception at the end of March. We have managed it consistently throughout that period as we seek to deliver strong long-term absolute and relative results. We will continue to focus on high-quality companies that are able to monetize long-term structural growth opportunities due to their meaningful and durable competitive advantages. We look to buy them when they are offered in the market at prices that we believe will enable us to realize a return on our capital above our hurdle rate, which is the minimum rate of return of a project or investment sought out by an investor. We have employed this strategy for over two decades and this is the discipline we will continue to follow.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Infineon Technologies AG	2.4%
SAP SE	2.0
Nippon Telegraph & Telephone Corp.	1.8
Valeo SA	1.8
Lonza Group AG	1.7
Carnival Corp.	1.6
SEB SA	1.6
Continental AG	1.6
Hero MotoCorp Ltd.	1.6
Keyence Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets. For more current Top Ten Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom	18.6%
France	17.9
Switzerland	11.8
Germany	9.5
Japan	8.4
Netherlands	5.9
Spain	5.2
Denmark	4.8
Canada	4.5
United States	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2017, and are based on total market value of investments.

SECTOR ALLOCATION

⬛ Consumer Discretionary — 23.6%

⬛ Industrials — 19.1%

⬛ Information Technology — 17.3%

⬛ Health Care — 12.1%

⬛ Consumer Staples — 11.6%

⬛ Telecommunication Services — 5.6%

⬛ Materials — 4.8%

⬛ Financials — 4.3%

⬛ Energy — 1.6%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	20.22%	13.39%	10.55%	3.53%
Class B (IGRWX)	3/25/96	19.77	12.52	9.71	3.04
Class C (OIGCX)	3/25/96	19.79	12.54	9.73	2.77
Class I (OIGIX)	3/29/12	20.46	13.89	11.05	8.41	*
Class R (OIGNX)	3/1/01	20.07	13.09	10.27	3.27
Class Y (OIGYX)	9/7/05	20.40	13.69	10.85	3.93

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	13.31%	6.87%	9.25%	2.92%
Class B (IGRWX)	3/25/96	14.77	7.52	9.43	3.04
Class C (OIGCX)	3/25/96	18.79	11.54	9.73	2.77
Class I (OIGIX)	3/29/12	20.46	13.89	11.05	8.41	*
Class R (OIGNX)	3/1/01	20.07	13.09	10.27	3.27
Class Y (OIGYX)	9/7/05	20.40	13.69	10.85	3.93

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
Class A	$1,000.00	$1,202.20	$6.16
Class B	1,000.00	1,197.70	10.34
Class C	1,000.00	1,197.90	10.29
Class I	1,000.00	1,204.60	3.80
Class R	1,000.00	1,200.70	7.54
Class Y	1,000.00	1,204.00	4.79

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,015.56	9.49
Class C	1,000.00	1,015.61	9.44
Class I	1,000.00	1,021.49	3.48
Class R	1,000.00	1,018.10	6.92
Class Y	1,000.00	1,020.59	4.39

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.88
Class C	1.87
Class I	0.69
Class R	1.37
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 31, 2017 Unaudited

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—23.2%
Auto Components—4.5%
Continental AG	1,823,120	$405,499,088
Koito Manufacturing Co. Ltd.	5,215,500	275,009,991
Valeo SA	6,699,213	466,888,786
		1,147,397,865
Automobiles—3.4%
Bayerische Motoren Werke AG	2,372,346	222,162,637
Hero MotoCorp Ltd.	6,968,670	405,454,485
Subaru Corp.	7,352,300	248,903,685
		876,520,807
Diversified Consumer Services—0.6%
Dignity plc[1]	4,756,330	155,098,845
Hotels, Restaurants & Leisure—3.1%
Carnival Corp.	6,372,419	408,280,886
Domino’s Pizza Group plc[1]	49,301,541	201,635,559
Whitbread plc	3,500,609	193,612,102
		803,528,547
Household Durables—1.6%
SEB SA	2,321,877	407,622,822
Media—2.6%
ProSiebenSat.1 Media SE	5,021,216	213,271,105
SES SA, Cl. A, FDR	11,188,790	276,936,875
Technicolor SA1,2	33,477,250	172,670,866
		662,878,846
Multiline Retail—1.2%
Dollarama, Inc.[1]	3,474,791	321,871,857
Specialty Retail—0.9%
Industria de Diseno Textil SA	5,611,565	229,474,587
Textiles, Apparel & Luxury Goods—5.3%
Burberry Group plc	11,648,025	272,750,448
Cie Financiere Richemont SA	3,276,829	273,451,774
Hermes International	588,352	290,805,740
LVMH Moet Hennessy Louis Vuitton SE	1,272,210	324,961,232
Pandora AS	2,166,932	205,860,676
		1,367,829,870

	Shares	Value
Consumer Staples—11.4%
Beverages—3.2%
Anheuser-Busch InBev SA/NV	1,544,255	$180,447,177
Diageo plc	4,333,291	129,946,546
Heineken NV	3,462,830	340,883,958
Pernod Ricard SA	1,337,712	181,714,669
		832,992,350
Food & Staples Retailing—2.6%
Alimentation Couche-Tard, Inc., Cl. B	4,949,371	228,920,087
CP ALL PCL	127,614,000	234,182,792
SPAR Group Ltd.
(The)[1]	14,569,545	189,906,410
		653,009,289
Food Products—3.7%
Barry Callebaut AG2	179,607	257,819,576
Danone SA	2,163,122	160,608,853
Saputo, Inc.	8,866,003	296,003,802
Unilever plc	4,337,978	242,116,070
		956,548,301
Household Products—1.1%
Reckitt Benckiser Group plc	2,797,806	286,170,245
Tobacco—0.8%
Swedish Match AB	5,841,788	197,107,021
Energy—1.5%
Energy Equipment & Services—0.7%
TechnipFMC plc[2]	6,814,696	194,173,954
Oil, Gas & Consumable Fuels—0.8%
Koninklijke Vopak NV	4,479,617	202,803,674
Financials—4.2%
Capital Markets—2.0%
NEX Group plc[1]	22,115,021	183,743,449
TP ICAP plc[1]	30,228,329	185,929,101
UBS Group AG2	9,441,540	150,182,123
		519,854,673
Commercial Banks—0.6%
ICICI Bank Ltd.,
Sponsored ADR	15,806,350	156,798,992
Consumer Finance—0.5%
Prosegur Cash SA2,3	49,879,470	131,833,337
Insurance—1.0%
Prudential plc	11,428,595	256,046,957

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Management & Development—0.1%
Scout24 AG2,3	703,649	$26,914,648
Health Care—11.9%
Biotechnology—2.6%
CSL Ltd.	2,999,300	288,291,394
Grifols SA	13,147,451	372,137,803
		660,429,197
Health Care Equipment & Supplies—4.1%
Coloplast AS, Cl. B	3,387,862	290,165,064
Essilor International SA	2,147,238	285,685,254
Sonova Holding AG	1,485,032	246,226,410
William Demant Holding AS2	8,799,045	231,112,524
		1,053,189,252
Health Care Providers & Services—0.7%
Sonic Healthcare Ltd.	10,316,858	177,636,581
Life Sciences Tools & Services—1.7%
Lonza Group AG2	2,122,924	439,856,421
Pharmaceuticals—2.8%
Novo Nordisk AS, Cl. B	5,960,690	253,469,332
Oxagen Ltd.[2]	214,287	2,761
Roche Holding AG	1,034,381	284,194,773
Vifor Pharma AG	1,621,210	190,876,788
		728,543,654
Industrials—18.7%
Aerospace & Defense—1.2%
Airbus SE	3,725,663	305,907,244
Air Freight & Couriers—0.5%
Royal Mail plc	21,986,253	125,055,233
Commercial Services & Supplies—2.4%
Edenred[1]	11,768,875	310,590,230
Prosegur Cia de Seguridad SA1	44,892,139	300,630,969
		611,221,199
Construction & Engineering—0.6%
Boskalis Westminster	4,934,188	170,106,435
Electrical Equipment—3.8%
ABB Ltd.	4,627,392	116,490,465
Legrand SA2	3,976,550	272,719,382
Nidec Corp.	3,753,070	372,264,851

	Shares	Value
Electrical Equipment (Continued)
Schneider Electric SE	2,923,280	$225,237,575
		986,712,273
Machinery—3.5%
Aalberts Industries NV1	8,216,646	332,112,635
Atlas Copco AB, Cl. A	9,076,973	335,964,410
Kubota Corp.	8,737,500	138,430,699
Weir Group plc (The)	3,965,287	92,944,169
		899,451,913
Professional Services—2.4%
Experian plc	10,432,181	217,685,804
Intertek Group plc	4,777,260	264,931,389
SGS SA	54,899	130,744,198
		613,361,391
Trading Companies & Distributors—4.3%
Brenntag AG	4,329,255	250,920,927
Bunzl plc	10,506,588	329,283,943
Travis Perkins plc	12,043,426	253,592,071
Wolseley plc	4,180,701	275,704,880
		1,109,501,821
Information Technology—17.0%
Communications Equipment—1.1%
Nokia OYJ	43,358,909	275,618,528
Electronic Equipment, Instruments, & Components—3.1%
Hoya Corp.	4,858,010	239,586,850
Keyence Corp.	882,842	401,511,040
Spectris plc	4,517,003	152,273,291
		793,371,181
Internet Software & Services—0.8%
United Internet AG	3,654,594	201,040,855
IT Services—2.4%
Amadeus IT Group SA	5,302,604	308,918,725
Atos SE	2,281,170	327,309,264
		636,227,989
Semiconductors & Semiconductor Equipment—4.4%
ASML Holding NV	2,170,736	286,384,346
Infineon Technologies AG	27,464,728	608,057,393

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
STMicroelectronics NV	14,828,870	$ 244,861,648
		1,139,303,387
Software—5.2%
Dassault Systemes SE	2,762,153	254,766,069
Gemalto NV	2,938,295	174,211,724
SAP SE	4,726,434	506,916,345
Temenos Group AG1	4,273,616	397,532,877
		1,333,427,015
Materials—4.6%
Chemicals—2.7%
Essentra plc[1]	21,679,056	160,751,398
Novozymes AS, Cl. B	5,303,711	240,153,179
Sika AG	44,479	286,795,434
		687,700,011
Construction Materials—0.7%
James Hardie Industries plc	13,402,000	194,970,563
Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	1,337,379	315,997,061
Telecommunication Services—5.5%
Diversified Telecommunication Services—4.5%
BT Group plc, Cl. A	51,317,305	204,748,095
Iliad SA	1,284,310	333,373,448
Inmarsat plc	14,067,162	145,112,787

	Shares	Value
Diversified Telecommunication Services (Continued)
Nippon Telegraph & Telephone Corp.	9,958,300	$ 477,606,001
		1,160,840,331
Wireless Telecommunication Services—1.0%
Vodafone Group plc	85,637,999	255,723,519
Total Common Stocks (Cost $18,803,663,049)		25,261,670,541
Preferred Stock—0.1%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	17,213,928	2,555,943
Investment Company—1.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.74%[1,4] (Cost $398,552,041)	398,552,041	398,552,041
Total Investments, at Value (Cost $19,203,058,950)	99.6%	25,662,778,525
Net Other Assets (Liabilities)	0.4	112,383,273
Net Assets	100.0%	$ 25,775,161,798

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017
Aalberts Industries NV	8,824,559	118,070	725,983	8,216,646
Aryzta AG	4,704,493	—	4,704,493	—
Dignity plc	4,756,330	—	—	4,756,330
Dollarama, Inc.[a]	6,016,011	—	2,541,220	3,474,791
Domino’s Pizza Group plc	49,301,541	—	—	49,301,541
Edenred	10,266,090	1,829,985	327,200	11,768,875
Essentra plc	21,124,239	554,817[b]	—	21,679,056
Hudson’s Bay Co.	13,718,293	—	13,718,293	—
ICAP plc	38,701,288	—	38,701,288[c]	—

13        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017
NEX Group plc	—	22,115,021[c]	—	22,115,021
Oppenheimer Institutional
Government Money Market Fund, Cl. E	386,128,170	2,181,888,327	2,169,464,456	398,552,041
Prosegur Cia de Seguridad SA	42,959,827	1,932,312	—	44,892,139
SPAR Group Ltd. (The)	14,569,545	—	—	14,569,545
Technicolor SA	33,477,250	—	—	33,477,250
Temenos Group AG	4,878,182	—	604,566	4,273,616
TP ICAP plc (formerly Tullett Prebon plc)	12,156,254	18,072,075[c]	—	30,228,329
William Hill plc	49,007,881	659,092[b]	49,666,973	—

		Value	Income	Realized Gain (Loss)
Aalberts Industries NV		$332,112,635	$4,683,974	$3,160,466
Aryzta AG		—	1,186,403	(138,417,823)
Dignity plc		155,098,845	973,128	—
Dollarama, Inc.[a]		—[d]	643,788	95,755,279
Domino’s Pizza Group plc		201,635,559	2,744,259	—
Edenred		310,590,230	6,490,756	(4,867,152)
Essentra plc		160,751,398	3,762,666	—
Hudson’s Bay Co.		—	429,518	(139,307,332)
ICAP plc		—	3,206,777	—
NEX Group plc		183,743,449	—	—
Oppenheimer Institutional Government Money Market Fund, Cl. E		398,552,041	1,474,814	—
Prosegur Cia de Seguridad SA		300,630,969	5,742,427	—
SPAR Group Ltd. (The)		189,906,410	3,759,709	—
Technicolor SA		172,670,866	—	—
Temenos Group AG		397,532,877	2,358,389	31,776,348
TP ICAP plc (formerly Tullett Prebon plc)		185,929,101	1,681,575	91,771,452
William Hill plc		—	—	(101,772,296)

Total		$2,989,154,380	$39,138,183	$(161,901,058)

a. No longer an affiliate at period end.

b. All or a portion of the transactions were the result of non-cash dividends.

c. All or a portion are the result of a corporate action.

d. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $158,747,985 or 0.62% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$ 4,779,029,855	18.6%
France	4,597,798,308	17.9
Switzerland	3,019,032,488	11.8
Germany	2,434,782,998	9.5
Japan	2,153,313,117	8.4

14        OPPENHEIMER INTERNATIONAL GROWTH FUND

Geographic Holdings (Continued)	Value	Percent

Netherlands	$1,506,502,772	5.9%
Spain	1,342,995,422	5.2
Denmark	1,220,760,776	4.8
Canada	1,162,792,806	4.5
United States	806,832,926	3.1
India	564,809,420	2.2
Sweden	533,071,431	2.1
Australia	465,927,974	1.8
Finland	275,618,528	1.1
Thailand	234,182,792	0.9
Ireland	194,970,563	0.8
South Africa	189,906,411	0.7
Belgium	180,447,177	0.7
Hong Kong	2,761	0.0

Total	$25,662,778,525	100.0%

See accompanying Notes to Financial Statements.

15        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,852,331,308)	$22,673,624,145
Affiliated companies (cost $2,350,727,642)	2,989,154,380
25,662,778,525
Cash	19,983,753
Cash—foreign currencies (cost $2)	2
Receivables and other assets:
Dividends	111,619,876
Shares of beneficial interest sold	36,383,154
Other	701,922
Total assets	25,831,467,232
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	38,769,777
Foreign capital gains tax	14,504,099
Distribution and service plan fees	898,269
Investments purchased	743,100
Trustees’ compensation	657,432
Other	732,757
Total liabilities	56,305,434
Net Assets	$25,775,161,798

Composition of Net Assets
Paid-in capital	$20,110,835,518
Accumulated net investment income	195,780,430
Accumulated net realized loss on investments and foreign currency transactions	(977,436,259)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,445,982,109
Net Assets	$25,775,161,798

16        OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,278,791,202 and 80,239,406 shares of beneficial interest outstanding)	$40.86

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$43.35

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,530,625 and 141,109 shares of beneficial interest outstanding)	$39.19

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $467,360,638 and 12,062,089 shares of beneficial interest outstanding)	$38.75

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,335,208,444 and 204,837,971 shares of beneficial interest outstanding)	$40.69

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $467,711,651 and 11,659,549 shares of beneficial interest outstanding)	$40.11

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $13,220,559,238 and 325,175,979 shares of beneficial interest outstanding)	$40.66

See accompanying Notes to Financial Statements.

17        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF

OPERATIONS For the Six Months Ended May 31, 2017 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,726,820)	$ 277,134,761
Affiliated companies (net of foreign withholding taxes of $4,171,886)	39,138,183
Interest	516
Total investment income	316,273,460
Expenses

Management fees	74,817,372
Distribution and service plan fees:
Class A	4,799,657
Class B	30,655
Class C	2,237,502
Class R	1,033,359
Transfer and shareholder servicing agent fees:
Class A	4,273,727
Class B	6,776
Class C	492,801
Class I	1,106,138
Class R	455,739
Class Y	12,172,451
Shareholder communications:
Class A	46,048
Class B	244
Class C	3,058
Class I	24,485
Class R	582
Class Y	40,019
Custodian fees and expenses	1,134,018
Borrowing fees	208,139
Trustees’ compensation	176,079
Other	380,894
Total expenses	103,439,743
Less reduction to custodian expenses	(14,644)
Less waivers and reimbursements of expenses	(1,254,387)
Net expenses	102,170,712
Net Investment Income	214,102,748

18        OPPENHEIMER INTERNATIONAL GROWTH FUND

Realized and Unrealized Gain (Loss)

Net realized loss on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $2,576,503)	$ (233,513,029)
Affiliated companies	(161,901,058)
Foreign currency transactions	(150,240)

Net realized loss	(395,564,327)

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $115,295)	4,544,351,105
Translation of assets and liabilities denominated in foreign currencies	3,971,458

Net change in unrealized appreciation/depreciation	4,548,322,563

Net Increase in Net Assets Resulting from Operations	$ 4,366,860,984

See accompanying Notes to Financial Statements.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
Operations

Net investment income	$214,102,748	$277,376,475
Net realized loss	(395,564,327)	(534,628,394)
Net change in unrealized appreciation/depreciation	4,548,322,563	(1,178,018,708)
Net increase (decrease) in net assets resulting from operations	4,366,860,984	(1,435,270,627)
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(43,789,344)	(45,935,675)
Class B	—	—
Class C	(1,277,824)	(896,174)
Class I	(102,142,501)	(55,681,284)
Class R	(3,455,954)	(2,367,917)
Class Y	(133,413,496)	(116,165,208)
	(284,079,119)	(221,046,258)
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,630,354,680)	(784,189,487)
Class B	(3,193,866)	(7,360,447)
Class C	(66,623,838)	(49,991,085)
Class I	606,669,645	2,398,993,842
Class R	3,645,049	21,154,571
Class Y	1,311,282,419	30,643,290
	221,424,729	1,609,250,684
Net Assets

Total increase (decrease)	4,304,206,594	(47,066,201)
Beginning of period	21,470,955,204	21,518,021,405
End of period (including accumulated net investment income of $195,780,430 and $265,756,801, respectively)	$25,775,161,798	$21,470,955,204

See accompanying Notes to Financial Statements.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$34.34	$37.14	$36.45	$37.45	$30.43	$26.43

Income (loss) from investment operations:
Net investment income[2]	0.29	0.38	0.31	0.38	0.36	0.35
Net realized and unrealized gain (loss)	6.59	(2.87)	0.68	(1.11)	7.02	3.85

Total from investment operations	6.88	(2.49)	0.99	(0.73)	7.38	4.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.31)	(0.30)	(0.27)	(0.36)	(0.20)

Net asset value, end of period	$40.86	$34.34	$37.14	$36.45	$37.45	$30.43

Total Return, at Net Asset Value[3]	20.22%	(6.73)%	2.76%	(1.95)%	24.52%	16.06%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,278,791	$4,253,937	$5,394,512	$4,726,302	$3,903,102	$2,388,159

Average net assets (in thousands)	$3,890,579	$5,062,192	$4,848,329	$4,897,214	$3,048,384	$1,762,405

Ratios to average net assets:[4]
Net investment income	1.61%	1.08%	0.85%	1.02%	1.05%	1.25%
Expenses excluding specific expenses listed below	1.13%	1.14%	1.14%	1.14%	1.21%	1.45%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.13%	1.14%	1.14%	1.14%	1.21%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.14%[7]	1.14%[7]	1.14%[7]	1.20%	1.28%

Portfolio turnover rate	9%	9%	10%	12%	12%	15%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	1.13%
Year Ended November 30, 2016	1.14%
Year Ended November 30, 2015	1.14%
Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012

Per Share Operating Data

Net asset value, beginning of period	$32.72	$35.35	$34.66	$35.62	$28.89	$25.09

Income (loss) from investment operations:
Net investment income[2]	0.15	0.10	0.05	0.08	0.10	0.14
Net realized and unrealized gain (loss)	6.32	(2.73)	0.64	(1.04)	6.69	3.66

Total from investment operations	6.47	(2.63)	0.69	(0.96)	6.79	3.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.06)	0.00

Net asset value, end of period	$39.19	$32.72	$35.35	$34.66	$35.62	$28.89

Total Return, at Net Asset Value[3]	19.77%	(7.44)%	1.99%	(2.70)%	23.56%	15.15%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$5,531	$7,642	$15,789	$23,058	$31,300	$32,852

Average net assets (in thousands)	$6,158	$11,285	$18,861	$27,680	$31,491	$35,472

Ratios to average net assets:[4]
Net investment income	0.85%	0.30%	0.14%	0.22%	0.30%	0.53%
Expenses excluding specific expenses listed below	1.89%	1.89%	1.89%	1.90%	2.04%	2.30%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.89%	1.89%	1.89%	1.90%	2.04%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.89%[7]	1.89%[7]	1.90%[7]	1.98%	2.07%

Portfolio turnover rate	9%	9%	10%	12%	12%	15%

23        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	1.89%
Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$32.44	$35.10	$34.49	$35.54	$28.87	$25.07

Income (loss) from investment operations:
Net investment income[2]	0.15	0.10	0.05	0.09	0.09	0.14
Net realized and unrealized gain (loss)	6.25	(2.70)	0.63	(1.04)	6.71	3.66

Total from investment operations	6.40	(2.60)	0.68	(0.95)	6.80	3.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.06)	(0.07)	(0.10)	(0.13)	0.00

Net asset value, end of period	$38.75	$32.44	$35.10	$34.49	$35.54	$28.87

Total Return, at Net Asset Value[3]	19.79%	(7.42)%	1.99%	(2.68)%	23.64%	15.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467,361	$453,990	$543,536	$498,041	$368,340	$206,019

Average net assets (in thousands)	$449,331	$519,037	$525,184	$471,895	$267,686	$194,518

Ratios to average net assets:[4]
Net investment income	0.86%	0.30%	0.14%	0.25%	0.29%	0.53%
Expenses excluding specific expenses listed below	1.88%	1.89%	1.89%	1.89%	1.93%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.88%	1.89%	1.89%	1.89%	1.93%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.89%[7]	1.89%[7]	1.89%[7]	1.93%[7]	2.05%[7]

Portfolio turnover rate	9%	9%	10%	12%	12%	15%

25        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	1.88%
Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Six Months					Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	May 31, 2017	November	November	November	November	November 30,
Class I	(Unaudited)	30, 2016	30, 2015	28, 2014[1]	29, 2013[1]	2012[2]

Per Share Operating Data
Net asset value, beginning of period	$34.31	$37.09	$36.43	$37.41	$30.37	$28.71

Income (loss) from investment operations:
Net investment income[3]	0.37	0.49	0.48	0.55	0.44	0.21
Net realized and unrealized gain (loss)	6.55	(2.81)	0.65	(1.11)	7.08	1.45

Total from investment operations	6.92	(2.32)	1.13	(0.56)	7.52	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.46)	(0.47)	(0.42)	(0.48)	0.00

Net asset value, end of period	$40.69	$34.31	$37.09	$36.43	$37.41	$30.37

Total Return, at Net Asset Value[4]	20.46%	(6.31)%	3.19%	(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,335,208	$6,435,502	$4,381,328	$3,763,546	$1,870,890	$108,917

Average net assets (in thousands)	$7,410,751	$5,488,355	$4,091,145	$3,030,734	$961,530	$61,111

Ratios to average net assets:[5]
Net investment income	2.03%	1.38%	1.31%	1.47%	1.28%	1.10%
Expenses excluding specific expenses listed below	0.69%	0.70%	0.70%	0.70%	0.72%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.69%	0.70%	0.70%	0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%[8]	0.70%[8]	0.70%[8]	0.70%[8]	0.72%[8]	0.74%[8]

Portfolio turnover rate	9%	9%	10%	12%	12%	15%

27        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	0.69%
Year Ended November 30, 2016	0.70%
Year Ended November 30, 2015	0.70%
Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class R	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$33.70	$36.44	$35.80	$36.81	$29.89	$25.98
Income (loss) from investment operations:
Net investment income[2]	0.25	0.27	0.23	0.28	0.26	0.27
Net realized and unrealized gain (loss)	6.46	(2.79)	0.65	(1.09)	6.92	3.78

Total from investment operations	6.71	(2.52)	0.88	(0.81)	7.18	4.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.22)	(0.24)	(0.20)	(0.26)	(0.14)
Net asset value, end of period	$40.11	$33.70	$36.44	$35.80	$36.81	$29.89

Total Return, at Net Asset Value[3]	20.07%	(6.96)%	2.50%	(2.19)%	24.23%	15.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467,712	$390,589	$400,622	$369,630	$272,619	$158,362
Average net assets (in thousands)	$416,014	$399,345	$390,160	$341,419	$213,038	$137,418
Ratios to average net assets:[4]
Net investment income	1.36%	0.78%	0.64%	0.74%	0.79%	0.97%
Expenses excluding specific expenses listed below	1.38%	1.38%	1.39%	1.39%	1.45%	1.70%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.38%	1.38%	1.39%	1.39%	1.45%	1.70%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.38%[7]	1.39%[7]	1.39%[7]	1.44%	1.57%
Portfolio turnover rate	9%	9%	10%	12%	12%	15%

29    OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	1.38%
Year Ended November 30, 2016	1.38%
Year Ended November 30, 2015	1.39%
Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$34.23	$37.01	$36.36	$37.35	$30.34	$26.38

Income (loss) from investment operations:
Net investment income[2]	0.34	0.47	0.42	0.46	0.46	0.48
Net realized and unrealized gain (loss)	6.55	(2.85)	0.64	(1.10)	6.99	3.80

Total from investment operations	6.89	(2.38)	1.06	(0.64)	7.45	4.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.40)	(0.41)	(0.35)	(0.44)	(0.32)

Net asset value, end of period	$40.66	$34.23	$37.01	$36.36	$37.35	$30.34

Total Return, at Net Asset Value[3]	20.40%	(6.49)%	2.99%	(1.71)%	24.91%	16.54%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$13,220,559	$9,929,295	$10,782,234	$8,774,567	$6,691,921	$4,381,526

Average net assets (in thousands)	$11,120,181	$10,731,785	$10,135,130	$8,185,239	$5,487,802	$3,865,270

Ratios to average net assets:[4]
Net investment income	1.86%	1.33%	1.13%	1.23%	1.38%	1.72%
Expenses excluding specific expenses listed below	0.88%	0.89%	0.89%	0.89%	0.90%	0.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.88%	0.89%	0.89%	0.89%	0.90%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.89%[7]	0.89%[7]	0.89%[7]	0.90%[7]	0.87%[7]

Portfolio turnover rate	9%	9%	10%	12%	12%	15%

31    OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2017	0.88%
Year Ended November 30, 2016	0.89%
Year Ended November 30, 2015	0.89%
Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2017 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

33        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

34        OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended November 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended November 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$15,305,038
No expiration	530,251,870

Total	$545,556,908

At period end, it is estimated that the capital loss carryforwards would be $15,305,038 expiring by 2017 and $925,816,197, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

35        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$19,252,755,342
Federal tax cost of other investments	2

Total federal tax cost	$19,252,755,344

Gross unrealized appreciation	$8,328,446,420
Gross unrealized depreciation	(1,932,160,703)

Net unrealized appreciation	$6,396,285,717

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

36        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

37        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

					Level 3—
	Level 1—		Level 2—		Significant
	Unadjusted		Other Significant		Unobservable
	Quoted Prices		Observable Inputs		Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$730,152,743	$	5,242,071,303	$	—	$	5,972,224,046
Consumer Staples	524,923,889		2,400,903,317		—		2,925,827,206
Energy	—		396,977,628		—		396,977,628

38        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Common Stocks (Continued)
Financials	$156,798,992	$934,649,615	$—	$1,091,448,607
Health Care	—	3,059,652,344	2,761	3,059,655,105
Industrials	—	4,821,317,509	—	4,821,317,509
Information Technology	—	4,378,988,955	—	4,378,988,955
Materials	315,997,061	882,670,574	—	1,198,667,635
Telecommunication Services	—	1,416,563,850	—	1,416,563,850
Preferred Stock	2,555,943	—	—	2,555,943
Investment Company	398,552,041	—	—	398,552,041

Total Assets	$2,128,980,669	$23,533,795,095	$2,761	$25,662,778,525

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(1,065,522,772)	$1,065,522,772
Consumer Staples	(160,459,973)	160,459,973
Financials	(217,800,442)	217,800,442
Health Care	(239,187,044)	239,187,044
Industrials	(422,924,580)	422,924,580
Information Technology	(486,675,925)	486,675,925
Materials	(320,608,382)	320,608,382
Telecommunication Services	(184,651,210)	184,651,210

Total Assets	$(3,097,830,328)	$3,097,830,328

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar

39        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or

40        OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

41        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	15,868,807	$577,774,332	41,651,147	$1,475,379,913
Dividends and/or distributions reinvested	1,102,538	37,916,262	1,136,111	40,990,889
Redeemed	(60,606,014)	(2,246,045,274)	(64,169,413)	(2,300,560,289)
Net decrease	(43,634,669)	$(1,630,354,680)	(21,382,155)	$(784,189,487)

Class B
Sold	5,169	$184,211	24,403	$825,912
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(97,585)	(3,378,077)	(237,581)	(8,186,359)
Net decrease	(92,416)	$(3,193,866)	(213,178)	$(7,360,447)

Class C
Sold	886,486	$31,389,769	3,090,021	$104,667,814
Dividends and/or distributions reinvested	33,508	1,096,381	21,793	748,158
Redeemed	(2,852,507)	(99,109,988)	(4,602,580)	(155,407,057)
Net decrease	(1,932,513)	$(66,623,838)	(1,490,766)	$(49,991,085)

Class I
Sold	45,423,603	$1,643,248,464	105,222,418	$3,662,167,458
Dividends and/or distributions reinvested	2,802,712	95,796,703	1,472,589	52,851,242
Redeemed	(30,981,340)	(1,132,375,522)	(37,230,803)	(1,316,024,858)
Net increase	17,244,975	$606,669,645	69,464,204	$2,398,993,842

Class R
Sold	1,843,177	$67,702,698	3,154,912	$111,018,849
Dividends and/or distributions reinvested	92,861	3,138,702	61,543	2,184,183
Redeemed	(1,865,957)	(67,196,351)	(2,620,471)	(92,048,461)
Net increase	70,081	$3,645,049	595,984	$21,154,571

Class Y
Sold	98,757,928	$3,623,437,473	139,817,810	$4,967,427,282
Dividends and/or distributions reinvested	2,702,976	92,387,703	2,432,368	87,273,394
Redeemed	(66,325,061)	(2,404,542,757)	(143,508,904)	(5,024,057,386)
Net increase (decrease)	35,135,843	$1,311,282,419	(1,258,726)	$30,643,290

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$2,116,966,030	$2,101,531,743

42        OPPENHEIMER INTERNATIONAL GROWTH FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Next $10 billion	0.63
Next $10 billion	0.61
Over $30 billion	0.59

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected

43        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	16,769
Accumulated Liability as of May 31, 2017	121,199

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by

44        OPPENHEIMER INTERNATIONAL GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$157,911	$1,832	$5,136	$26,450	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$237,122
Class B	372
Class C	27,853
Class R	26,027
Class Y	703,702

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $259,311 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

45        OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46        OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert Dunphy, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

47        OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48        OPPENHEIMER INTERNATIONAL GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0825.001.0517 July 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017